PRUDENTIAL FLEXGUARD INCOME 2.0
SINGLE PREMIUM DEFERRED REGISTERED INDEX-LINKED ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
Supplement dated June 18, 2026
To
Updating Summary Prospectus dated May 1, 2026
This Supplement should be read in conjunction with the current Updating Summary Prospectus (“Prospectus”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Statutory Prospectus and Statement of Additional Information.
This Supplement describes a change to your current prospectus that is effective immediately.
1.
Cover:
All references to "Prudential FlexGuard Income" have been updated to "Prudential FlexGuard Income 2.0”.
2.
Glossary of Terms:
a.
The definitions for the following terms have been restated as follows:
“Account Value: The Interim Value for each Index Strategy on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date, plus the Fixed Account Value and any applicable Transfer Account Value. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit less any withdrawals or Benefit charge applicable to that Index Strategy would be used instead of the Interim Value.”
b.
The following terms have been added:
“Fixed Account: An interest-bearing account that credits a fixed rate compounded and credited daily at an annual effective interest rate declared by us. We will declare an interest rate at least annually for the Fixed Account that will be no less than the Guaranteed Minimum Interest Rate for any amounts in or transferred to the Fixed Account.
“Fixed Account Value: The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals (a) the initial Fixed Account Value plus (b) any interest credited by us plus (c) additional purchase payments or transfers into the Fixed Account and less (d) transfers from the Fixed Account (e) any withdrawals taken including any Surrender Charges and/or MVA, if applicable, and, if any, Premium Tax or other Tax Charges.”
“Index Anniversary Date: The same day, each calendar year, as the day of the initial allocation to an Index Strategy (Index Effective Date). You may allocate available Account Value to a new Index Strategy(ies) or to the Fixed Account or other options we make available on this date. You may allocate available Account Value to the same Index Strategy(ies) on this date once the Index Strategy(ies) has reached the Index Strategy End Date.”
“Index Effective Date: The first day of the first Index Strategy allocation.”
“Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any reallocations or withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal or reallocation amount reduced the Interim Value.”
“Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.”
“Index Strategy Start Date: The first day of an Index Strategy Term.”

PLAZFGI20-USPSUP1

“Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.”
“Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.”
“Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the “Interim Value of Index Strategies” section of the statutory prospectus) and is used when a withdrawal, death benefit payment, annuitization, Flexible Allocation, Performance Lock, reallocation, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value. Interim Value does not apply to the Fixed Account.”
“Performance Lock: A feature that allows you to capture the current Interim Value of an Index Strategy prior to the Index Strategy End Date. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Index Strategy Interim Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Performance Lock is not available for the Fixed Account. Please see the “Performance Lock” section of the statutory prospectus for additional information.”
“Performance Lock Request: You may request a Performance Lock by contacting us and providing in Good Order instructions. Instructions received in Good Order after the close of any Valuation Day will be applied on the next Valuation Day.”
c.
The following terms have been removed:
Separate Accounts and Variable Option
3.
Income Effective Date:
The Income Effective Date can be established on any date following the Waiting Period rather than only on the Index Anniversary. Therefore, the “Important Information You Should Consider About Your Contract” section of the Prospectus has been updated as follows:
Under the “Restrictions” section, in the “Are there any Restrictions on Contract Benefits?” subsection, the second bullet is restated as follows:
“Income Withdrawals may not begin until the Income Stage. You can elect to begin the Income Stage on any date after the Income Benefit Waiting Period.”

If you have any questions or would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PLAZFGI20-USPSUP1